                                                                      Exhibit 24

                               APCO ARGENTINA INC.

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that each of the undersigned individuals, in their capacity as a director or officer, or both, as hereinafter set forth below their signature, of APCO ARGENTINA INC., a Cayman Islands corporation ("Apco"), does hereby constitute and appoint THOMAS BUENO their true and lawful attorney and in their name and in their capacity as a director or officer, or both, of Apco, as hereinafter set forth below their signature, to sign Apco's Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 2002, and any and all amendments thereto or all instruments necessary or incidental in connection therewith; and

         THAT the undersigned Apco does hereby constitute and appoint THOMAS BUENO its true and lawful attorney its true and lawful attorney for it and in its name and on its behalf to sign said Form 10-K and any and all amendments thereto and any and all instruments necessary or incidental in connection therewith.

         Said attorney shall have full power of substitution and resubstitution, and said attorney or any substitute appointed by him hereunder shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully to all intents and purposes as each of the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney or of any such substitute pursuant hereto.

         IN WITNESS WHEREOF, the undersigned have executed this instrument, all as of the 27th day of March, 2003.



      /s/ Robert J. LaFortune                    /s/ Randall Lee Barnard
----------------------------------          ------------------------------------
          Robert J. LaFortune                        Randall Lee Barnard
               Director                                   Director


      /s/ John H. Williams                          /s/ Keith E. Bailey
----------------------------------          ------------------------------------
          John H. Williams                              Keith E. Bailey
               Director                                    Director


     /s/ Bryan K. Guderian                         /s/ Piero Ruffinengo
----------------------------------          ------------------------------------
         Bryan K. Guderian                             Piero Ruffinengo
               Director                                    Director



                             /s/ Ralph A. Hill
                    ------------------------------------
                                 Ralph A. Hill
                                    Director

                                            APCO ARGENTINA INC.


                                            By       /s/ Ralph A. Hill
                                               ---------------------------------
                                                         Ralph A. Hill
                                                   Chief Executive Officer,
                                              Chairman of the Board and Director
                                                (Principal Executive Officer)


                                            By     /s/ Landy L. Fullmer
                                               ---------------------------------
                                                       Landy L. Fullmer
                                                    Chief Financial Officer
                                                 (Principal Financial Officer)

ATTEST:

       /s/ Brian K. Shore
-------------------------------
           Brian K. Shore
              Secretary

                                                                      Exhibit 24

                               APCO ARGENTINA INC.


         I, the undersigned, Brian K. Shore, Secretary of Apco Argentina Inc., a company duly organized and existing under the laws of the Cayman Islands, British West Indies (hereinafter called the "Company"), do hereby certify that at a meeting of the Board of Directors of the Company, duly convened and held on March 27, 2003, at which a quorum of said Board was present and acting throughout, the following resolution was duly adopted:

                            RESOLVED that the Chief Executive Officer and Chief
              Financial Officer of the Company be, and each of them hereby is, authorized and empowered to execute a Power of Attorney for use in connection with the execution and filing, for and on behalf of the Company, under the Securities Exchange Act of 1934, of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002.

              I further certify that the foregoing resolution has not been modified, revoked or rescinded and is in full force and effect.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed the corporate seal of Apco Argentina Inc. this 27th day of March, 2003.




                                                      /s/ Brian K. Shore
                                               ---------------------------------
                                                          Brian K. Shore
                                                            Secretary




[CORPORATE SEAL]